Other Receivables (Tables)	12 Months Ended
Dec. 31, 2024
Other Receivables
Schedule of other receivables

As at December 31:	2024	2023
Royalty receivables	$9,492	$20,584
Interest receivables	196	1,093
Loans and current accounts (net of allowance of $nil as of both December 31, 2024 and 2023)*	22,394	30,489
Bank loans	7,736	6,850
Other	$896	8,767
	$40,714	$67,783

* The Group had various amounts owing from an affiliate controlled by the Executive Chairman of the Company.